                                 AMENDMENT NO. 5
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective September 14, 2004, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

AIM EQUITY FUNDS

                                         MINIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
PORTFOLIO - CLASS R SHARES                CHARGE      FEE         FEE
                                         -------    -------    ---------
AIM Aggressive Growth Fund                0.25%      0.25%       0.50%
AIM Blue Chip Fund                        0.25%      0.25%       0.50%
AIM Capital Development Fund              0.25%      0.25%       0.50%
AIM Charter Fund                          0.25%      0.25%       0.50%
AIM Constellation Fund                    0.25%      0.25%       0.50%
AIM Large Cap Basic Value Fund            0.25%      0.25%       0.50%
AIM Large Cap Growth Fund                 0.25%      0.25%       0.50%
AIM Mid Cap Growth Fund                   0.25%      0.25%       0.50%
AIM Weingarten Fund                       0.25%      0.25%       0.50%

AIM FUNDS GROUP

                                         MINIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
PORTFOLIO - CLASS R SHARES                CHARGE      FEE         FEE
                                         -------    -------    ---------
AIM Balanced Fund                         0.25%      0.25%      0.50%
AIM Basic Balanced Fund                   0.25%      0.25%      0.50%
AIM Mid Cap Basic Value Fund              0.25%      0.25%      0.50%
AIM Premier Equity Fund                   0.25%      0.25%      0.50%
AIM Small Cap Equity Fund                 0.25%      0.25%      0.50%

AIM GROWTH SERIES

                                         MINIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
PORTFOLIO - CLASS R SHARES                CHARGE      FEE         FEE
                                         -------    -------    ---------
AIM Aggressive Allocation Fund            0.25%      0.25%       0.50%
AIM Basic Value Fund                      0.25%      0.25%       0.50%
AIM Conservative Allocation Fund          0.25%      0.25%       0.50%
AIM Mid Cap Core Equity Fund              0.25%      0.25%       0.50%
AIM Moderate Allocation Fund              0.25%      0.25%       0.50%
AIM Small Cap Growth Fund                 0.25%      0.25%       0.50%

AIM INTERNATIONAL MUTUAL FUNDS

                                         MINIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
PORTFOLIO - CLASS R SHARES                CHARGE      FEE         FEE
                                         -------    -------    ---------
AIM European Growth Fund                  0.25%      0.25%       0.50%
AIM International Growth Fund             0.25%      0.25%       0.50%
INVESCO International Core Equity Fund    0.25%      0.25%       0.50%

AIM INVESTMENT FUNDS

                                         MINIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
PORTFOLIO - CLASS R SHARES               CHARGE       FEE         FEE
                                         -------    -------    ---------
AIM Trimark Endeavor Fund                 0.25%      0.25%       0.50%
AIM Trimark Fund                          0.25%      0.25%       0.50%
AIM Trimark Small Companies Fund          0.25%      0.25%       0.50%

AIM INVESTMENT SECURITIES FUNDS

                                         MINIMUM
                                          ASSET
                                          BASED     MAXIMUM     MAXIMUM
                                          SALES     SERVICE    AGGREGATE
PORTFOLIO - CLASS R SHARES                CHARGE      FEE         FEE
                                         -------    -------    ---------
AIM Income Fund                           0.25%      0.25%       0.50%
AIM Intermediate Government Fund          0.25%      0.25%       0.50%
AIM Money Market Fund                     0.25%      0.25%       0.50%
AIM Real Estate Fund                      0.25%      0.25%       0.50%
AIM Short Term Bond Fund                  0.25%      0.25%       0.50%
AIM Total Return Bond Fund                0.25%      0.25%       0.50%

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  September 14, 2004

                                       2